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                                                                    EXHIBIT 23.1



              Consent of Independent Certified Public Accountants


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 19, 1999, relating to the consolidated financial statements of InfoCure Corporation as of December 31, 1998 and 1997 (and to all references to our Firm) included in InfoCure Corporation's Annual Report on Form 10-KSB.


                                       BDO SEIDMAN, LLP


Atlanta, Georgia
March 19, 1999